POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED FEBRUARY 27, 2015 TO THE

SUMMARY PROSPECTUS DATED AUGUST 29, 2014 OF:

PowerShares S&P 500 BuyWrite Portfolio

Effective immediately, the table within the section titled “Management of the Fund – Portfolio Managers” is deleted and replaced with the following:

“Name	Title with Adviser/Trust	Date Began Managing the Fund

Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception

Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	October 2013

Kevin Baum	Vice President and Senior Portfolio Manager of the Adviser	February 2015

Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

Brian Picken	Vice President and Portfolio Manager of the Adviser	October 2013

Richard Ose	Vice President and Portfolio Manager of the Adviser	October 2013

Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014

Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015”

Please Retain This Supplement for Future Reference.

P-PBP-SUMPRO-1 SUP-1 022715